PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

Prudential Jennison Equity Income Fund

Supplement dated February 1, 2011 to the Prospectus dated January 14, 2011

This supplement amends the Fund’s Prospectus and is in addition to any existing supplement to the Fund’s Prospectus.

In the Summary Section of the Prospectus, the table entitled “Annual Fund Operating Expenses” is deleted in its entirety and the following new table is substituted:

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class L	Class M	Class Q	Class R	Class X	Class Z
Management fees	.85	.85	.85	.85	.85	.85	.85	.85	.85
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	None	.75	1.00	None
+ Other expenses*	.31	.31	.31	.31	.31	.13	.31	.31	.31
= Total annual Fund operating expenses	1.46	2.16	2.16	1.66	2.16	.98	1.91	2.16	1.16
- Fee waiver or expense reimbursement	(.06)	(.01)	(.01)	(.01)	(.01)	-	(.26)	(.01)	(.01)
= Net annual Fund operating expenses	1.40	2.15	2.15	1.65	2.15	.98	1.65	2.15	1.15

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